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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (date of earliest event reported):  July 16, 1996

            Commission File Number:                    033-302068
                                                       ----------


                      AUTONOMOUS TECHNOLOGIES CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             FLORIDA                                 59-2554729
             -------                                 ----------
 (State or other Jurisdiction of       (I.R.S. Employer Identification No.)
  incorporation or organization)


              520 N. SEMORAN BLVD., SUITE 180, ORLANDO, FL 32807
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                   (Address of principal executive offices)


                                (407) 282-1262
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events

The Company's Board of Directors has expanded the size of the Board of Directors from six to seven persons and elected Richard H. Keates, M.D. to fill the vacancy created by the expansion as noted in the press release attached as
Exhibit I.

Item 7. Financial Statements & Exhibits

        Exhibits

EX99.1  Press Release issued July 17, 1996 by the Registrant


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AUTONOMOUS TECHNOLOGIES CORPORATION

                                      /s/Randy W. Frey
                                      __________________________________
                                      Randy W. Frey, Chairman of the Board,
                                       President and Chief Executive Officer

Dated:  July 19, 1996


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